UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2023

Central Index Key Number of the issuing entity: 0001966002

Benchmark 2023-B38 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-04	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York		10019
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2023, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2023-B38 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2023-B38 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as special servicer with respect to the Pacific Design Center Whole Loan, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the portfolio of mortgaged properties identified as “100 Jefferson Road” on Exhibit B to the Pooling and Servicing Agreement (the “100 Jefferson Road Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “100 Jefferson Road Whole Loan”) that includes the 100 Jefferson Road Mortgage Loan and three pari passu promissory notes (each, a “100 Jefferson Road Pari Passu Companion Loan”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the 100 Jefferson Road Whole Loan will be serviced and administered (i) until the securitization of the controlling 100 Jefferson Road Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the controlling 100 Jefferson Road Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling 100 Jefferson Road Pari Passu Companion Loan was securitized on May 25, 2023 in connection with the issuance of a series of mortgage pass-through certificates entitled MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1. Consequently, the 100 Jefferson Road Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2023 (the “MSWF 2023-1 PSA”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Argentic Services Company LP, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Computershare Trust Company, N.A., as certificate administrator (in such capacity, the “Non-Serviced Certificate Administrator”) and as trustee (in such capacity, the “Non-Serviced Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer (in such capacity, the “Non-Serviced Asset Representations Reviewer”). The MSWF 2023-1 PSA is attached hereto as Exhibit 99.1.

The servicing terms of the MSWF 2023-1 PSA are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated April 6, 2023 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the 100 Jefferson Road Mortgage Loan that is to be calculated at 0.00125% per annum (which rate includes any applicable sub-servicing fee rate).

•	Upon the 100 Jefferson Road Mortgage Loan becoming a specially serviced loan under the MSWF 2023-1 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum (subject to a minimum monthly fee of $3,500), until such time as such mortgage loan is no longer specially serviced.

•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each payment of principal and interest (other than default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) in respect of the 100 Jefferson Road Whole Loan made by the related borrower after a workout of the 100 Jefferson Road Whole Loan. The workout fee is subject to a minimum fee of $25,000.

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•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.00% of net liquidation proceeds received in connection with a liquidation of the 100 Jefferson Road Whole Loan. The liquidation fee is subject to a minimum fee of $25,000.

•	The Non-Serviced Operating Advisor under the MSWF 2023-1 PSA will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the operating advisor is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the MSWF 2023-1 securitization trust is 25% or less than the original balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts) or the principal balance of the senior-most class of the control eligible certificates issued by the MSWF 2023-1 securitization trust is less than 25% of the original balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the MSWF 2023-1 PSA will at any time be entitled to recommend the termination of the Non-Serviced Special Servicer under the MSWF 2023-1 PSA if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the MSWF 2023-1 PSA or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of the Non-Serviced Special Servicer under the MSWF 2023-1 PSA would be in the best interest of the MSWF 2023-1 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the MSWF 2023-1 certificateholders pursuant to a certificateholder vote.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director

	By:	/s/ Helaine Kaplan
		Name:	Helaine Kaplan
		Title:	Managing Director

Dated: May 31, 2023

BMARK 2023-B38 – 8-K (100 Jefferson Road Servicing Shift)